UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  September 9, 2005
                                                       -------------------------

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-27290                                11-3191686
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    (Commission File Number)             (IRS Employer Identification No.)

        37-16 23rd Street
    Long Island City, New York                         11101
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(Address of Principal Executive Offices)            (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           On September 9, 2005, the Compensation Committee of the Board of Directors of KSW, Inc. (the "Company") approved, and on September 12, 2005, the Company, KSW Mechanical Services, Inc., a wholly-owned subsidiary of the Company ("Mechanical") and Floyd Warkol, the Chairman and Chief Executive Officer of the Company ("Warkol"), entered into, a new employment Agreement (the "Employment Agreement) with respect to Warkol's employment. The Employment Agreement is effective January 1, 2006, and will replace and supersede Warkol's current employment agreement, which expires on December 31, 2005.

           Under the terms of the Employment Agreement Mr. Warkol will continue to be employed as the Chief Executive Officer of the Company and Mechanical for the period beginning January 1, 2006 and ending December 31, 2007. Mr. Warkol will be paid an annual salary of $450,000, based upon a five day work week, which will be pro-rated for a four-day workweek, as applicable. In addition, Warkol shall receive each year a bonus equal to 9.5% of the Company's annual profits, before taxes, which are in excess of $250,000, excluding the effect of any income or expense with respect to the Co-Op City Project.

           Under the terms of the Employment Agreement, Warkol also continues to receive life insurance with $1 million payable to Warkol's beneficiary upon his death, use of a car and chauffer, and other benefits enumerated therein.

           The Employment Agreement may be terminated by the Company for "cause", which includes Mr. Warkol's willful and continued failure to perform his duties, fraud or embezzlement, conviction of a felony and the inability of Warkol to perform his duties. Mr. Warkol may terminate the Employment Agreement upon the sale of the Company or substantially all of its assets.

           The Employment Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference herein.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

10.1 Employment Agreement, dated September 12, 2005, by and among the KSW, Inc., KSW Mechanical Services, Inc. and Floyd Warkol.




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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KSW, INC.


                                      By: /s/ Richard W. Lucas
                                         ---------------------------------------
                                         Name:  Richard W. Lucas
                                         Title: Chief Financial Officer




Date: September 12, 2005











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
                                  EXHIBIT INDEX

        Exhibit No.                Description

          10.1 Employment Agreement, dated September 12, 2005, by and among the KSW, Inc., KSW Mechanical Services, Inc. and Floyd Warkol.












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